UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2016

INNOVIVA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

951 Gateway Boulevard
South San Francisco, California 94080
(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

THERAVANCE, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 7, 2016, Theravance, Inc. changed its legal name to “Innoviva, Inc.” (the “Company”). The name change was effected through a short-form merger pursuant to Section 253 of the General Corporation Law of the State of Delaware pursuant to which a subsidiary formed solely for the purpose of the name change was merged with and into the Company, with the Company remaining as the surviving corporation in the merger. The merger had the effect of amending the Company’s certificate of incorporation to reflect the Company’s new legal name. A copy of the Certificate of Ownership and Merger effecting the name change, as filed with the Secretary of State of the State of Delaware, is attached hereto as Exhibit 3.1 and is incorporated herein by reference. Also on January 7, 2016, the amended and restated bylaws of the Company reflecting the name change, as approved by the Company’s board of directors, became effective.  A copy of the amended and restated bylaws of the Company is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

The merger and resulting name change do not in any way affect the ownership of the Company or otherwise affect the rights or interests of the Company’s securityholders or other stakeholders. With the exception of the name change, there were no changes to the Company’s certificate of incorporation or bylaws.

Item 8.01. Other Events.

In connection with the name change, the Company launched a new corporate website: inva.com.  The Company’s investor relations information, including press releases and links to the Company’s SEC filings, will now be found on this website.  The Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the Company’s corporate governance documents, including the charters of the committees of the Company’s board of directors and Code of Business Conduct, are available on this website.

In connection with the Company’s name change to Innoviva, Inc., the Company’s common stock will cease trading under the ticker symbol “THRX” and will commence trading under the new ticker symbol, “INVA,” on the Nasdaq Global Select Market on January 11, 2016.  Along with the ticker symbol change, a new CUSIP number of 45781M101 has been assigned to the Company’s common stock, par value $0.01 per share. Outstanding stock certificates for shares of the Company’s common stock are not affected by the name change; they continue to be valid and need not be exchanged.

On January 8, 2016, the Company issued a press release announcing the name change. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Ownership and Merger, as filed with the Secretary of State of the State of Delaware, effective on January 7, 2016.
3.2	Amended and Restated Bylaws of Innoviva, Inc., effective as of January 7, 2016.
99.1	Press Release dated January 8, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVIVA, INC.

Date: January 8, 2016	By:	/s/ Eric d’Esparbes
Eric d’Esparbes
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Ownership and Merger, as filed with the Secretary of State of the State of Delaware, effective on January 7, 2016.
3.2	Amended and Restated Bylaws of Innoviva, Inc., effective as of January 7, 2016.
99.1	Press release of Innoviva, Inc., dated January 8, 2016.